SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 27, 1997


                    SMITH CORONA CORPORATION
     (Exact name of registrant as specified in its charter)


DELAWARE                      1-10281                  51-0286862
--------                      -------                  ----------
(State or other jurisdiction (Commission         (I.R.S. Employer
  of incorporation)           File Number)    Identification No.)


             839 Route 13 South, Cortland, New York 13045
        (Address of principal executive offices) (zip code)

                         (607) 753-6011
       (Registrant's telephone number, including area code)

Item 3.  Bankruptcy
-------------------

     On January 27, 1997, the U.S. Bankruptcy Court for the
District of Delaware confirmed Smith Corona Corporation's Third
Amended Second Joint Plan of Reorganization, as amended (the
"POR"). The Court's acceptance of Smith Corona's POR signals that the company will be ready to emerge from Chapter 11 protection when the POR goes into effect.

     A summarization of the material features of the POR is contained in the press release attached hereto as exhibit 99.1 and incorporated herein by reference.

     Smith Corona Corporation has 30,250,000 shares of common stock at $.01 par value issued and outstanding. Such shares will be canceled on the effective date of the POR and the holders will receive warrants to purchase common stock of the reorganized company at a ratio of one warrant for each twenty shares of common stock. Under the POR, Class 8 claimants will receive 85 percent of the common stock, $.001 par value, of the reorganized Smith Corona in the ratio of one share for each $10 in amount of allowed Class 8 claim held. Class 8 allowed claims are conservatively estimated to be $33 million.

     Information as to the assets and liabilities of Smith Corona and its consolidated subsidiaries is noted below in the Unaudited
Consolidated Balance Sheet as of December 31, 1996:

                                        December 31,
                                            1996
ASSETS                                 ($ in thousands)
  Current assets:
    Cash and cash equivalents               $ 29,257
    Accounts receivable (net of allowance
      for doubtful accounts of $751)          18,495
    Inventories                               13,905
    Prepaid expenses and other current
      assets                                   3,697
    Total current assets                      65,354
  Property, plant and equipment, net          11,068
  Other assets                                 2,451
    TOTAL                                   $ 78,873

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
    Trade payables                           $ 3,842
    Accrued liabilities                       10,707
    Income taxes payable                         640
    Total current liabilities                 15,189
  Liabilities subject to compromise           57,107
    Total liabilities                         72,296
  Stockholders' equity:
    Common stock-30,250,000 shares issued
       and outstanding                           303
    Additional paid-in capital                44,697
    Accumulated deficit                      (38,423)
    Total stockholders' equity                 6,577
    TOTAL                                   $ 78,873


Item 7.  Financial Statements and Exhibits
------------------------------------------

2.1 Debtors' Third Amended Second Joint Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code (incorporated by reference to Exhibit 2.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1996 (File No. 1-10281)(see Exhibit A included therein)).

2.2 Motion to Approve Technical Amendments to the Debtors' Third Amended Second Joint Plan of Reorganization, as approved by the United States Bankruptcy Court for the District of Delaware (incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form 8-A dated January 30, 1997 (File No. 1-10281)).

     99.1 News Release
                       SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: February 11, 1997       SMITH CORONA CORPORATION



                              By: /s/ John A. Piontkowski
                                  John A. Piontkowski
                                  Senior Vice President and
                                  Chief Financial Officer
                                  (Principal Financial Officer)

                              By: /s/ Martin D. Wilson
                                   Martin D. Wilson
                                   Vice President/Controller
                                   (Principal Accounting Officer)

                              INDEX TO EXHIBITS


Exhibit No.                           Description
-----------                           -----------
  2.1 Debtors' Third Amended Second Joint Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code (incorporated by reference to Exhibit 2.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1996 (File No. 1-10281)(see Exhibit A included therein)).

 2.2 Motion to Approve Technical Amendments to the Debtors' Third Amended Second Joint Plan of Reorganization, as approved by the United States Bankruptcy Court for the District of Delaware (incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form 8-A dated January 30, 1997 (File No. 1-10281)).

 99.1     News Release